UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022 (February 15, 2022)

Old National Bancorp
(Exact name of registrant as specified in its charter)

Indiana (State of incorporation)	001-15817 (Commission File Number)	35-1539838 (I.R.S. Employer Identification No.)

One Main Street, Evansville, Indiana 47708
(Address of principal executive offices) (Zip Code)

N/A
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on February 15, 2022 (the “Closing Date”) of the merger of Old National Bancorp (“Old National”), an Indiana corporation, and First Midwest Bancorp, Inc. (“First Midwest”), a Delaware corporation (the “Merger), with Old National as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of May 30, 2021 (the “Merger Agreement”), by and between First Midwest and Old National.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 15, 2022, Old National completed its previously announced merger of equals transaction with First Midwest pursuant to the Merger Agreement. On the Closing Date, First Midwest and Old National merged, with Old National continuing as the surviving corporation. Upon closing of the Merger, the separate existence of First Midwest ceased.

On February 16, 2022, following the Merger, Old National Bank, a national banking association and a wholly owned subsidiary of Old National, and First Midwest Bank, an Illinois state-chartered bank and a wholly owned subsidiary of First Midwest, merged, with Old National Bank continuing as the surviving bank (the “Bank Merger”). Upon closing of the Bank Merger, the separate existence of First Midwest Bank ceased.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of First Midwest (the “First Midwest Common Stock”) issued and outstanding as of immediately prior to the Effective Time, other than certain shares held by First Midwest or Old National, was converted into the right to receive 1.1336 shares of common stock (the “Exchange Ratio”), no par value, of Old National (“Old National Common Stock”), plus, if applicable, cash in lieu of fractional shares of Old National Common Stock.

At the Effective Time, each outstanding share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, no par value, of First Midwest (“First Midwest Series A Preferred Stock”) and 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, no par value, of First Midwest (“First Midwest Series C Preferred Stock” and together with the First Midwest Series A Preferred Stock, the “First Midwest Preferred Stock”) was converted into the right to receive one share of an applicable newly created series of Old National preferred stock, no par value, having terms that are not materially less favorable (and taking into account that First Midwest will not be the surviving corporation in the Merger) as the applicable series of outstanding First Midwest Preferred Stock (respectively, “New Old National Series A Preferred Stock” and “New Old National Series C Preferred Stock,” and collectively, the “New Old National Preferred Stock”).  In addition, at the Effective Time, each outstanding First Midwest depositary share representing a 1/40th interest in a share of the applicable series of First Midwest Preferred Stock was converted into an Old National depositary share representing a 1/40th interest in a share of the applicable series of New Old National Preferred Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each First Midwest equity award granted under First Midwest’s equity compensation plans that was outstanding immediately prior to the Effective Time converted into corresponding awards with respect to shares of Old National Common Stock, with the number of shares underlying such award adjusted based on the Exchange Ratio. Each such converted Old National equity award continues to be subject to the same terms and conditions as applied to the corresponding First Midwest equity award immediately prior to the Effective Time, except that each converted Old National equity award corresponding to a First Midwest performance award will be subject to service-based vesting only and will no longer be subject to any performance conditions. The number of shares underlying such converted Old National equity award corresponding to a First Midwest performance award was determined with any performance goals deemed satisfied at the target level of performance.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The issuance of shares of Old National Common Stock, New Old National Preferred Stock and Depositary Shares (as defined below) in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-257536) filed by Old National with the Securities and Exchange Commission (the “Commission”) and declared effective on July 27, 2021 (the “Registration Statement”). The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, on February 15, 2022, Old National assumed First Midwest’s obligations with respect to:  (i) $15,464,000 in aggregate principal amount of 3.580% floating rate junior subordinated deferred interest debentures due 2031 (the “2031 Notes”) previously assumed by First Midwest in connection with First Midwest’s acquisition of Bridgeview Bancorp, Inc. (“Bridgeview”) on May 9, 2019,  (ii) $15,464,000 in aggregate principal amount of 3.350% floating rate junior subordinated debt securities due 2033 (the “2033 Notes”) previously assumed by First Midwest in connection with First Midwest’s acquisition of Bridgeview on May 9, 2019, (iii) $8,248,000 in aggregate principal amount of 1.700% floating rate junior subordinated deferred interest debentures due 2037 (the “2037 Notes”) previously assumed by First Midwest in connection with First Midwest’s acquisition of Great Lakes Financial Resources, Inc. (“Great Lakes”) on December 2, 2014, (iv) $6,186,000 in aggregate principal amount of 1.400% floating rate junior subordinated deferred interest debentures due 2035 (the “2035 Notes”) previously assumed by First Midwest in connection with First Midwest’s acquisition of Great Lakes on December 2, 2014, (v) $10,310,000 in aggregate principal amount of 1.800% floating rate junior subordinated deferred interest debentures due 2035 (the “Northern States 2035 Notes”) previously assumed by First Midwest in connection with First Midwest’s acquisition of Northern States Financial Corporation on October 12, 2018, (vi) $37,825,000 in aggregate principal amount of Series B 6.950% junior subordinated deferrable interest debentures due 2033 (the “Series B 2033 Notes”) issued by First Midwest on November 18, 2003, and (vii) $150,000,000 in aggregate principal amount of 5.875% subordinated notes due 2026 (the “2026 Notes”, and, together with the 2031 Notes, 2033 Notes, 2037 Notes, 2035 Notes, Northern States 2035 Notes, and Series B 2033 Notes, the “Notes”) issued by First Midwest on September 29, 2016.

The supplemental indentures pursuant to which Old National assumed the Notes, as well as the original indentures pursuant to which the Notes were issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. Old National agrees to furnish a copy of such indentures to the Commission upon request.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the consummation of the Merger, Old National filed three articles of amendment with the Indiana Secretary of State for the purpose of amending its Fifth Amended and Restated Articles of Incorporation to (i) increase the total number of authorized shares of Old National Common Stock from 300,000,000 to 600,000,000, (ii) fix the designations, preferences, limitations and relative rights of the New Old National Series A Preferred Stock and (iii) fix the designations, preferences, limitations and relative rights of the New Old National Series C Preferred Stock (collectively, the “Articles of Amendment”). The Articles of Amendment became effective on February 15, 2022, immediately prior to the Effective Time.

The description of the New Old National Preferred Stock is set forth in the section of the Joint Proxy Statement/Prospectus entitled “Description of New Old National Preferred Stock” and is incorporated herein by reference.

At the Effective Time, Old National issued 108,000 shares of New Old National Series A Preferred Stock to former holders of First Midwest Series A Preferred Stock. At the Effective Time, Old National issued 122,500 shares of New Old National Series C Preferred Stock to former holders of First Midwest Series C Preferred Stock. In connection with the issuance of the New Old National Preferred Stock, Old National entered into two deposit agreements (each, a “Deposit Agreement”), each dated as of February 15, 2022, by and among Old National, Continental Stock Transfer & Trust Company, as depository, and the holders from time to time of the depositary receipts described therein. Pursuant to the Deposit Agreements, at the Effective Time, Old National issued 4,320,000 depositary shares, each representing a 1/40th interest in a share of New Old National Series A Preferred Stock, and 4,900,000 depositary shares, each representing a 1/40th interest in a share of New Old National Series C Preferred Stock (collectively, the “Depositary Shares”).

The foregoing summaries and referenced description of the Articles of Amendment and the terms of the New Old National Preferred Stock and the Depositary Shares do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Deposit Agreements, which are filed as Exhibits 3.2, 3.3, 3.4, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers

Departures and Elections of Certain Officers. At the Effective Time, pursuant to the terms of the Merger Agreement, James A. Sandgren resigned from the position of President and Chief Operating Officer of Old National and was appointed to the position of Chief Executive Officer, Commercial Banking of Old National. At the Effective Time, pursuant to the terms of the Merger Agreement, Mark G. Sander, the former President and Chief Operating Officer of First Midwest, was appointed as the President and Chief Operating Officer of Old National. Mr. Sander will be eligible to participate in all of Old National’s executive-level compensatory programs. As previously described in the Joint Proxy Statement/Prospectus, Mr. Sander entered into a letter agreement with First Midwest setting forth the terms of his employment with Old National following the consummation of the Merger (the “Sander Letter Agreement”).

The description of the Sander Letter Agreement and additional information about the arrangements and transactions with respect to Mr. Sander do not purport to be complete and are qualified in their entirety by reference to the Sander Letter Agreement, which is attached hereto as Exhibit 10.1, and the section in the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Certain First Midwest Directors and Executive Officers in the Merger.” Exhibit 10.1 and such description are incorporated by reference into this Current Report on Form 8-K.  Additional information concerning Old National’s current compensatory plans and programs for executive officers is provided in the sections of Old National’s proxy statement for the 2021 annual meeting of shareholders (the “2021 Annual Proxy Statement”) captioned “Compensation Discussion and Analysis”, which is incorporated into this Item 5.02 by reference.

At the Effective Time, pursuant to the terms of the Merger Agreement, James C. Ryan, III resigned from the position of Chairman of the Old National Board of Directors (the “Board”).  He will continue to serve as the Chief Executive Officer of Old National and a member of the Board.  At the Effective Time, pursuant to the terms of the Merger Agreement, By-Laws Amendment (as defined below) and the Scudder Letter Agreement (as defined below), Michael L. Scudder, the former Chairman of the Board and Chief Executive Officer of First Midwest, was appointed as the Executive Chairman of the Board.

At the Effective Time, Jeffrey L. Knight resigned from his positions as Chief Legal Counsel and Corporate Secretary and was appointed as the Chief Government Relations Officer of Old National.  At the Effective Time, Michael W. Woods resigned from his designation as Principal Accounting Officer of Old National and will continue to serve in the position of Corporate Controller of Old National. At the Effective Time, Angela L. Putnam, the former Senior Vice President and Chief Accounting Officer of First Midwest, was appointed as the Chief Accounting Officer and Corporate Controller of Old National.

The resignations of Messrs. Ryan, Sandgren, Knight and Woods from their former positions with Old National were not the result, in whole or in part, of any disagreement with Old National’s management.

Biographical and Other Information. Biographical and other information related to Mr. Sander and Ms. Putnam is provided in Exhibit 99.1 to this Current Report on Form 8-K, which such information is incorporated herein by reference. There are no transactions in which Mr. Sander or Ms. Putnam has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Old National Performance Share Awards. On January 13, 2022, the Talent Development and Compensation Committee of the Board analyzed the impact of the Merger on Old National’s long-term incentive program and, contingent on the closing of the Merger, determined the level of performance goals to be at target for all outstanding Old National performance share awards (the “Old National Performance Awards”), including those held by named executive officers of Old National as of immediately prior to the consummation of the Merger. The Old National Performance Awards will remain subject to the other terms and conditions, including time-based vesting conditions, applicable to such awards immediately prior to the Effective Time.

Board of Directors

In accordance with the terms of the Merger Agreement and the By-Laws Amendment, as of the Effective Time, the size of the Board was increased to consist of a total of 16 directors, including eight of the directors of Old National as of immediately prior to the Effective Time and eight former directors of First Midwest.

Retirement of Directors. At the Effective Time, in accordance with the Merger Agreement, the following individuals retired as members of the Board (the “Retiring Directors”):  Andrew E. Goebel, Jerome F. Henry Jr., Phelps L. Lambert, Randall T. Shepard, and Linda E. White. The retirements of the Retiring Directors were not the result, in whole or in part, of any disagreement with Old National’s management.

Continued Service of Directors; Election of New Directors. The eight directors designated by Old National pursuant to the Merger Agreement and the By-Laws Amendment, each of whom previously served, and continues to serve, as a member of the Board, in each case effective from and after the Effective Time, are as follows:  Daniel S. Hermann, Ryan C. Kitchell, Austin M. Ramirez, James C. Ryan, III, Thomas E. Salmon, Rebecca S. Skillman, Derrick J. Stewart and Katherine E. White.

The eight directors designated by First Midwest pursuant to the Merger Agreement and the By-Laws Amendment, each of whom previously served as a member of the board of directors of First Midwest, and were elected to the Board as of the Effective Time, are as follows: Barbara A. Boigegrain, Thomas L. Brown, Kathryn J. Hayley, Peter J. Henseler, Ellen A. Rudnick, Michael L. Scudder, Michael J. Small, and Stephen C. Van Arsdell (collectively, the “New Directors”).

At the Effective Time, pursuant to the terms of the Merger Agreement, the By-Laws Amendment and the Scudder Letter Agreement (as defined below), Michael L. Scudder, the former Chairman of the Board of Directors and Chief Executive Officer of First Midwest, was appointed as the Executive Chairman of the Board. As previously described in the Joint Proxy Statement/Prospectus, Mr. Scudder entered into a letter agreement with First Midwest setting forth the terms of his employment with Old National following the consummation of the Merger (the “Scudder Letter Agreement”). The description of the Scudder Letter Agreement and additional information about the arrangements and transactions with respect to Mr. Scudder do not purport to be complete and are qualified in their entirety by reference to the Scudder Letter Agreement, which is attached hereto as Exhibit 10.2, and the section in the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Certain First Midwest Directors and Executive Officers in the Merger.” Exhibit 10.2 and such description are incorporated by reference into this Current Report on Form 8-K.

Other than the Merger Agreement and, with respect to Mr. Scudder, the Scudder Letter Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Biographical and Other Information. Biographical and other information related to the New Directors can be found in the proxy statement filed by First Midwest in connection with its 2021 annual meeting of stockholders on May 19, 2021, which is incorporated into this Item 5.02 by reference.

Board Committee Assignments after the Merger. At the Effective Time, in accordance with the Merger Agreement and the By-Laws Amendment, the Board established the following standing committees of the Board:  Audit Committee, Corporate Responsibility Committee, Enterprise Risk Committee, Executive Committee, Nominating and Corporate Governance Committee, and Talent Development and Compensation Committee. Starting at the Effective Time, the standing committees of the Board are comprised of the following members:

Audit Committee	Corporate Responsibility Committee	Enterprise Risk Committee	Executive Committee	Nominating and Corporate Governance Committee	Talent Development and Compensation Committee
Stephen C. Van Arsdell (Chair)	Derrick J. Stewart (Chair)	Thomas L. Brown (Chair)	Michael L. Scudder (Chair)	Rebecca S. Skillman (Chair)	Daniel S. Hermann (Chair)
Thomas L. Brown	Kathryn J. Hayley	Kathryn J. Hayley	Thomas L. Brown	Barbara A. Boigegrain	Barbara A. Boigegrain
Daniel S. Hermann	Peter J. Henseler	Thomas E. Salmon	Daniel S. Hermann	Peter J. Henseler	Kathryn J. Hayley
Ryan C. Kitchell	Ryan C. Kitchell	Michael J. Small	Ellen A. Rudnick	Ryan C. Kitchell	Peter J. Henseler
Michael J. Small	Austin M. Ramirez	Derrick J. Stewart	James C. Ryan, III	Austin M. Ramirez	Thomas E. Salmon
Katherine E. White	Ellen A. Rudnick	Katherine E. White	Rebecca S. Skillman	Ellen A. Rudnick	Rebecca S. Skillman
			Derrick J. Stewart	Stephen C. Van Arsdell
			Stephen C. Van Arsdell	Katherine E. White

Director Compensation. Each New Director (other than Mr. Scudder, who will be compensated as an executive officer) will be eligible to participate in all plans and programs applicable to non-employee directors of Old National. Additional information concerning Old National’s current compensatory plans and programs for non-employee directors is provided in the section of the 2021 Proxy Statement captioned “2020 Director Compensation”, which is incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Effective February 15, 2022 and in accordance with the Merger Agreement, the Amended and Restated By-Laws of Old National were amended to reflect certain governance matters (the “By-Laws Amendment”). The changes to the Amended and Restated By-Laws of Old National, as required by the Merger Agreement, have been previously described in the section of the Joint Proxy Statement/Prospectus entitled “The Merger—Governance of the Combined Company After the Merger,” which description is incorporated herein by reference.

The foregoing summaries and referenced descriptions of the Articles of Amendment and the By-Laws Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the By-Laws Amendment, copies of which are filed as Exhibits 3.2, 3.3, 3.4 and 3.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)         Financial statements of business acquired

The financial statements of First Midwest required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)         Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)         Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit
2.1
Agreement and Plan of Merger, dated as of May 30, 2021, by and between Old National Bancorp and First Midwest Bancorp, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Old National Bancorp, filed June 2, 2021)

3.1
Fifth Amended and Restated Articles of Incorporation of Old National Bancorp, amended April 30, 2020 (incorporated by reference to Exhibit 3.1 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2020).

3.2	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp authorizing additional shares of Old National capital stock
3.3	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series A Preferred Stock
3.4	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series C Preferred Stock
3.5
Amended and Restated By-Laws of Old National Bancorp, amended April 30, 2020 (incorporated by reference to Exhibit 3.2 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2020)

3.6	By-Laws Amendment to Amended and Restated By-Laws of Old National Bancorp
4.1
Deposit Agreement (Series A), dated February 15, 2022, among Old National Bancorp, Continental Stock Transfer & Trust Company, acting as depositary, and the holders from time to time of the depositary receipts described therein

4.2
Deposit Agreement (Series C), dated February 15, 2022, among Old National Bancorp, Continental Stock Transfer & Trust Company, acting as depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of Depositary Receipt—Series A (included as part of Exhibit 4.1)
4.4	Form of Depositary Receipt—Series C (included as part of Exhibit 4.2)
10.1
Letter Agreement, dated May 30, 2021, by and between First Midwest Bancorp, Inc. and Mark G. Sander (incorporated by reference to Exhibit 10.2 of First Midwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2021)

10.2
Letter Agreement, dated May 30, 2021, by and between First Midwest Bancorp, Inc. and Michael L. Scudder (incorporated by reference to Exhibit 10.1 of First Midwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2021)

99.1	Biographical information concerning newly elected officers
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: February 16, 2022	By:	/s/ Nicholas J. Chulos
	Name:	Nicholas J. Chulos
	Title:	Chief Legal Officer and Corporate Secretary